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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                       event reported): September 30, 1999


                     BINGHAM FINANCIAL SERVICES CORPORATION

             (Exact name of registrant as specified in its charter)

         Michigan                      0-23381                 38-3313951

         (State or other             (Commission            (I.R.S.  Employer
         jurisdiction of             File Number)           Identification No.)
         incorporation)



                   260 East Brown Street, Birmingham, MI 48009
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (248) 644-5470



         (Former name or former address, if changed since last report.)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) Previous independent accountants

                  (i) On September 30, 1999, Bingham Financial Services Corporation ("Bingham") dismissed PricewaterhouseCoopers LLP
("PricewaterhouseCoopers") as Bingham's independent accountants.

                  (ii) The reports of PricewaterhouseCoopers on Bingham's financial statements for the years ended September 30, 1997 and 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

                  (iii) The decision not to continue the relationship with PricewaterhouseCoopers was recommended by Bingham's Audit Committee and approved by its Board of Directors.

                  (iv) In connection with its audits for the years ended September 30, 1997 and 1998 and through September 30, 1999, there have been no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused them to make reference thereto in their report on the financial statements.

         Bingham has submitted a copy of this Form 8-K to PricewaterhouseCoopers and has requested that PricewaterhouseCoopers furnish Bingham with a letter addressed to the Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. Attached hereto as Exhibit 16 is the letter from PricewaterhouseCoopers.

         (b) New independent accountants

         Bingham has engaged Plante & Moran L.L.P. ("Plante & Moran") as its new independent accountants as of September 30, 1999. This decision was made pursuant to a recommendation of the Audit Committee of the Board of Directors of the Corporation and was approved by the Board of Directors on September 30, 1999. The decision to engage Plante & Moran is based on Plante & Moran's experience in providing accounting and auditing services to specialized financial institutions, including thrifts and banks. Bingham has filed an application with the United States Office of Thrift Supervision to convert Bingham to a unitary thrift holding company and for the formation of a federally chartered savings bank subsidiary.

         During the two most recent fiscal years and through September 30, 1999, Bingham has not consulted with Plante & Moran regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Bingham's financial statements, and no written report or oral advice was provided by


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Plante & Moran that was an important factor considered by Bingham in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304(a)(1)(v) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

16. Letter dated October 5, 1999 from PricewaterhouseCoopers LLP stating whether it agrees with the statements set forth in Item 4 of this form 8-K.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Bingham has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BINGHAM FINANCIAL SERVICES CORPORATION


                                       /s/ Ronald A. Klein
                                       -----------------------------------------
                                       Name:    Ronald A. Klein
                                       Title:   President and Chief Executive
                                                Officer


Dated:  October 5, 1999







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                                 Exhibit Index


Exhibit No.                   Description
-----------                   -----------

    16 Letter dated October 5, 1999 from PricewaterhouseCoopers LLP stating whether it agrees with the statements set forth in Item 4 of this form 8-K.